Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 8:-	SUBSEQUENT EVENTS

1.	On July 2, 2024, the shareholders meeting approved a grant of 198,000 options to the Company’s Chief Executive Officer and 132,600 milestone-based options. The exercise price for both grants was set at $4.64.

2.	On August 1, 2024, the Company entered into a definitive securities purchase agreement for a private placement financing. Under the securities purchase agreement, the investors have agreed to purchase 2,235,457 of the Company’s Ordinary shares, or pre-funded warrants in lieu thereof, at a purchase price of $3.61 per share and warrants to purchase up to 1,676,588 Ordinary shares at an exercise price of $3.61 per share. The warrants expire upon the earlier of two years from the date of issuance and 10 trading days following the Company’s announcement of the recommendation by Data Safety Monitoring Board regarding the Company’s unblinded interim analysis in its SHIELD II Phase 3 trial of D-PLEX100 resulting in either the stopping of the trial due to positive efficacy, or continuation to planned patient recruitment (up to 630 subjects). The closing of the offering occurred on August 6, 2024. The net proceeds to the Company amounted to approximately $7,500. Exercise of the warrants in full would result in an additional $6,052 in proceeds to the Company.

3.	Further to the discussed in Note 4, on August 1, 2024, the Company entered into a second amendment (the “Second Amendment”) to the Credit Line. Pursuant to the Second Amendment, 60% of the remaining principal and interest repayments under the Credit Line will be delayed and repaid on a monthly equal basis from April 1, 2025. The amended secured loan now bears interest at a rate of 12.00%, and the Company will pay a restructuring fee to Kreos of $125. In return for this additional deferral of repayment, Kreos has the right to receive a potential claw back payment on account of the then outstanding principal amount. This claw back mechanism will be triggered by additional incoming funds from future partnership agreements or additional financing. The claw back to be paid will not exceed $4,500, out of which $1,500 was already paid.

As part of the Second Amendment, the Company issued to Kreos a warrant to purchase 40,000 Ordinary shares of the Company at an exercise price of $3.61 per share. The expiration date of the warrant issued is seven years from the issuance date.